ADI-270: An Armored Allogeneic Anti-CD70 CAR γδ T cell Therapy Candidate Designed for Multiple Solid and Hematological Cancer Indications 27th ASGCT Annual Meeting 2024 Baltimore, MD Shon Green, PhD VP, Nonclinical Development

ADI-270: Designed to address multiple refractory cancers



γδ TCR
CD27-derived CAR
NKG2D
CD27
TGFβ-DNR
DNAM-1
4-1BB
NCRs
CD3ζ
γδ CAR-T

- CAR utilizes CD27 as the binding domain and contains CD27 and 4-1BB costimulatory domains plus CD3ζ (3rd gen)
- Inactive form of TGFβ receptor II to mitigate the immunosuppressive effects of TGFβ within the tumor microenvironment
- Host vs graft armoring against alloreactive activated CD70+ T cells to increase persistence
- Combines endogenous γδ innate and adaptive mechanisms to recognize and kill malignant cells

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Adicet Bio

High expression in multiple solid and heme malignancies Beyond ccRCC and NPC, multiple solid tumors are of interest when paired with CD70 screening Minimal expression on normal tissues (activated lymphocytes) Target has clinical safety experience CD70 is expressed on multiple solid and hematological cancers with limited expression in normal tissues Representative images from a normal tissue array stained for CD70 Adicet Bio internal data ccRCC= Clear cell renal cell carcinoma; NPC= Nasopharyngeal carcinoma Lung Liver Kidney Ovary Lymph Node Tonsil Spleen Small Intestine Solid tumors Hematological malignancies

ADI-270 highly enriched for Vδ1 and memory phenotype


Donor Leukapheresis
Selective Activation of Vδ1 T Cells
Transduction
Expansion
aß T Cell Depletion
Final Formulation

Activation with proprietary Ab for Vδ1 expansion

ADI-270 is highly pure for Vδ1 T cells


100
80
60
40
20
0
% of Culture
Vδ1
CAR Vδ1
Vδ2
TCRαβ
NK
Cell types

ADI-270 expresses T cell memory markers, innate and chemokine receptors, but largely lacks exhaustion-associated markers


CD45RA
NKG2D
CCR5
LAG3
CD62L
DNAM1
CXCR3
PD1
Target stain
FMO


Donor
1
2
3
4
CD62L
CD45RA
CD45RO
CD95
CCR5
CCR7
CXCR3
CXCR4
DNAM1
NKG2D
4-1BB
CD25
PD1 LAG3
PD1 TIGIT
PD1 TIM3
80
60
40
20
% cells positive

Adicet Bio internal data

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Adicet Bio

ADI-270 is resilient to the inhibitory effects of TGFβ Adicet Bio internal data ADI-270 showed resilience to transcriptional changes driven by TGFb signaling ADI-270 maintained proliferation in the presence of TGFb ADI-270 maintained cytotoxicity in the presence of TGFb

CD70-targeting armors ADI-270 against alloreactive host T cells Proposed MoA for enhanced persistence of ADI-270 Host Adicet Bio internal data test materials from same donor PBMCs ADI-270 persisted in culture with primed alloreactive T cells derived from 3 donors

ADI-270 exhibited potent in vitro cytotoxicity against a range of CD70 levels in a diverse set of solid and heme malignancies Adicet Bio internal data CD70 Ag density E:T ratio = 1:1

ADI-270 retained potent activity in the context of CD70-low tumors compared to clinically relevant CD70-targeting αβ CAR T cell benchmarks Adicet Bio internal data

ADI-270 contributed CAR-dependent and CAR-independent mechanisms of tumor targeting CD70+/- tumor mixture model Increased killing of CD70neg tumors within tumor mixture CAR T cell Ag activation A498 tumors and CD70 KO A498 E:T ratio = 1:1, N=2 donors, ****p<0.0001 Adicet Bio internal data test materials derived from same donor PBMCs

ADI-270 demonstrated higher innate cytolytic activity against CD70 negative tumor cells compared to CAR-T cell references ***p<0.001, ****p<0.0001 CD70 KO A498 tumors ADI-270 αβ CAR T references Higher killing Lower killing Adicet Bio internal data test materials derived from same donor PBMCs

ADI-270 associated with a lower potential for macrophage activation syndrome and CRS compared to αβ CAR T cell benchmarks Lower inflammatory profile Higher inflammatory profile CAR T cell activation A498 tumors + macrophages ADI-270 αβ CAR T Benchmarks Adicet Bio internal data

ADI-270 did not demonstrate activation-induced off-target toxicity compared to clinically relevant αβ CAR T cell benchmarks Maintained endothelial growth Reduced endothelial growth CAR T cell activation A498 tumors + HUVEC cells ADI-270 αβ CAR T Benchmarks Adicet Bio internal data

A single dose of ADI-270 showed potent regression and sustained systemic anti-tumor activity in ccRCC xenograft models



Small tumor
~100mm³
ADI-270
(5, 10, or 15 x 10⁶ I.V.)
Monitor tumor volume
Medium tumor
~500mm³
ADI-270
(5 or 10 x 10⁶ I.V.)
Monitor tumor volume
Opposite Flank Tumor Rechallenge
D18 post initial treatment
Tumor regression
(right flank)
Rechallenge
with tumor
(left flank)
4 x 10⁶
A498 cells
Mean Tumor Volume (mm³) +/- SEM
Tumor alone
ADI-270 - 5e6
ADI-270 - 10e6
ADI-270 - 15e6
Tx
****
Days Post Treatment
Tumor Alone
ADI-270 - 5e6
ADI-270 - 10e6
Tumor challenge (naive mice)
Tumor rechallenge
of previously treated mice
Tumor volume (mm³) +/- SEM
42 days post rechallenge

****p<0.0001

Adicet Bio internal data

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Adicet Bio

ADI-270 demonstrated rapid homing, activation and killing kinetics in ccRCC xenografts resulting in tumor and target eradication Adicet Bio internal data A single dose of ADI-270 showed potent efficacy in A498 tumors, rapidly eradicating CD70+ cells ADI-270 infiltrated and proliferated with effector function as early as Day 3

ADI-270 anti-tumor activity extended to multiple hematologic tumor xenografts associated with lower CD70 expression Adicet Bio internal data A single dose of ADI-270 was administered IV into NSG mice harboring SC tumor xenografts

Next steps: ADI-270

- ADI-270 represents potential evolution of γδ CAR T-cell based therapeutics
- CD27-based 3rd gen CAR demonstrated significant potency advantages[1,2,3,4]
- Armoring against TGFβ and alloreactive T cells confirmed and characterized preclinically
- Robust efficacy maintained across multiple relevant tumor models of varying stringency
- Desirable preclinical safety profile with lower potential for CRS and macrophage activation syndrome
- IND submission in ccRCC expected Q2 2024

[1]Shaffer et al., Blood 2011
[2]Acharya et al., Blood 2023
[3]Leick et al., Cancer Cell 2022
[4]Kasap et al., BioRxiv 2024

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Adicet Bio